Exhibit (m)(1)(ii)

TRANSAMERICA FUNDS

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of September 30, 2016:

ClearTrack 2015	Class R1
Class R6

ClearTrack 2020	Class R1
Class R6

ClearTrack 2025	Class R1
Class R6

ClearTrack 2030	Class R1
Class R6

ClearTrack 2035	Class R1
Class R6

ClearTrack 2040	Class R1
Class R6

ClearTrack 2045	Class R1
Class R6

ClearTrack 2050	Class R1
Class R6

ClearTrack Retirement Income	Class R1
Class R6

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation Intermediate Horizon	Class R
Class R4

Transamerica Asset Allocation Long Horizon	Class R
Class R4

Transamerica Asset Allocation Short Horizon	Class R
Class R4

Transamerica Balanced II	Class I3
Class R
Class R4

Transamerica Bond	Class I2
Class R1
Class R6

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2

Transamerica Commodity Strategy	Class I2

Transamerica Concentrated Growth	Class A
Class C
Class I
Class I2

Transamerica Core Bond	Class I2

Transamerica Developing Markets Equity	Class I2

Transamerica Dividend Focused	Class A
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Dynamic Income	Class A
Class C
Class I

Transamerica Dynamic Allocation	Class A
Class C
Class I

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2

Transamerica Event Driven	Class A
Class I
Class I2

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Floating Rate	Class A
Class C
Class I
Class I2

Transamerica Global Bond	Class A
Class C
Class I
Class I2

Transamerica Global Equity	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Global Long/Short Equity	Class A
Class I
Class I2

Transamerica Global Multifactor Macro	Class I2

Transamerica Global Real Estate Securities	Class I2

Transamerica Government Money Market	Class A
Class B
Class C
Class I
Class I2
Class I3
Class R
Class R4

Transamerica Growth	Class I2
Class R1
Class R6

Transamerica High Quality Bond	Class I3
Class R
Class R4

Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Class I3
Class R

Class R1
Class R4
Class R6

Transamerica High Yield Muni	Class A
Class C
Class I
Class I2

Transamerica Income & Growth	Class A
Class C
Class I
Class I2

Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Class R6

Transamerica Inflation-Protected Securities	Class I3
Class R
Class R4

Transamerica Intermediate Bond	Class I2
Class I3
Class R
Class R4

Transamerica Intermediate Muni	Class A
Class C
Class I
Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R1
Class R4
Class R6

Transamerica International Equity Opportunities	Class I2

Transamerica International Small Cap	Class I2

Transamerica International Small Cap Value	Class I
Class I2

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Large Core	Class I3
Class R
Class R4

Transamerica Large Growth	Class I3
Class R
Class R4

Transamerica Large Value Opportunities	Class I3
Class R
Class R4

Transamerica Long/Short Strategy	Class I2

Transamerica Managed Futures Strategy	Class I2

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4

Transamerica Mid Cap Value	Class I2

Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2

Transamerica Multi-Cap Growth	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I
Class R1
Class R6

Transamerica Short-Term Bond	Class A
Class C

Class I
Class I2
Class R1
Class R6

Transamerica Small Cap Core	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6

Transamerica Stock Index	Class R
Class R4

Transamerica Strategic High Income	Class A
Class C
Class I
Class I2

Transamerica Total Return	Class I2

Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2

Transamerica US Growth	Class A
Class B
Class C
Class I
Class I2
Class T

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.25% of average daily net assets of the Fund’s Class A shares
Class B Shares	1.00% of average daily net assets of the Fund’s Class B shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares
Class R1 Shares	0.50% of average daily net assets of the Fund’s Class R1 shares
Class R4 Shares	0.25% of average daily net assets of the Fund’s Class R4 shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2, Class I3, Class T and Class R6 shares.